Exhibit 16.4

                             BERSCH ACCOUNTING S.C.

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633 W. Wisconsin Ave., Suite 405                      Milwaukee, Wisconsin 53203
Tel: 414-272-8800                                       www.berschaccounting.com
Fax: 414-223-4070                                       email: bersch@execpc.com

                                 March 30, 2001

VIA FAX

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen,

I have read the disclosure in Item 4 of the Form 8-K/A dated March 27, 2001. I agree with the disclosures.

                                                           Sincerely,

                                                           /S/ Dennis W. Bersch
                                                           --------------------
                                                           Dennis W. Bersch, CPA

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